Exhibit 10.1


















                                    XA, INC.



                          SECURITIES PURCHASE AGREEMENT







        Dated October 26, 2006, to be effective as of September 26, 2006




















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     THIS  SECURITIES  PURCHASE AGREEMENT, dated as of this 26th day of October,
2006,  to  be effective as of September 26, 2006 (this "AGREEMENT"), between XA,
                                                        ---------
INC.,   a  Nevada   corporation   (the  "COMPANY"),   and  Chris  G.  Andersen,
                                  -------
Ltd.  (the  "PURCHASER")  is meant to replace and supersede the prior Securities
             ---------
Purchaser Agreement entered into between the parties, which was dated September 26, 2006.

                              W I T N E S S E T H:

     WHEREAS, the Company has previously entered into a Securities Purchase Agreement on August 8, 2006 (the "PRIOR CLOSING" and the "PRIOR PURCHASE
                                        --------------            --------------
AGREEMENT"),  whereby  it  sold an aggregate of $1,250,000 in 11% Senior Secured
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Convertible  Promissory  Notes  (the  "PRIOR  NOTES")  and  175,000  warrants to
                                       -------------
purchase shares of its common stock at an exercise price of $1.10 per share (the "PRIOR WARRANTS"), to five entities (the "PRIOR PURCHASERS") which Prior Notes
 ---------------                            ----------------
were  secured  by  a  Security  Agreement  (the "PRIOR SECURITY AGREEMENT"). The
                                                 ------------------------
shares  of  common  stock  which  the  Prior Notes were convertible into and the shares of common stock which the Prior Warrants were convertible into and an aggregate of 1,000,000 additional warrants previously issued exercisable at $0.30 per share,(collectively the "PRIOR UNDERLYING SHARES"), were granted
                                       -------------------------
registration  rights  pursuant  to  a  Registration Rights Agreement (the "PRIOR
                                                                           -----
REGISTRATION  AGREEMENT");
-----------------------

     WHEREAS, the Company desires to issue to the Purchaser, and the Purchaser desires to purchase from the Company, the Securities (as such term is defined below) as set forth below (the "OFFERING"); and
                                      --------

     WHEREAS,  certain  capitalized  terms used in this Agreement are defined in
Section  9.1  hereof;
------------

     NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   SALE AND  PURCHASE  OF  SECURITIES.

               1.1  Sale  and  Purchase  of Securities. Subject to the terms and
                    ----------------------------------
          conditions  of  this  Agreement,  on  the  Closing Date (as defined in
          Section  3.1 hereof), the Company shall issue, sell and deliver to the
          ------------
          Purchaser, and the Purchaser shall purchase from the Company for the Purchase Price (as defined in Section 2.1 hereof) (i) 11% Senior
                                             ------------
          Subordinated Secured Convertible Promissory Notes in the aggregate principal amount of $100,000 (the "NOTES") and (ii) warrants (a
                                                  -----
          "WARRANT"  and  collectively  the  "WARRANTS")  to  purchase  fifteen
           -------                            --------
          thousand (15,000) shares (subject to adjustment as described therein), of the Company's common stock, par value $0.001 per share at an exercise price of $1.10 (the "COMMON STOCK"). The Notes and Warrants
                                          ------------
          shall hereinafter sometimes be collectively referred to as the "SECURITIES." The names, addresses and principal amount of Notes
           ----------
          purchased and Warrants received by the Purchaser shall be set forth on
          Schedule  1.1  hereto.
          -------------

          2.   PURCHASE  PRICE.

               2.1  Purchase  Price.  The  aggregate  purchase  price  of  the
                    ---------------
          Securities to be purchased pursuant to Section 1.1 shall be $100,000, (the "PURCHASE PRICE").
                 ---------------

               2.2  Payment of the Purchase Price. At the Closing (as defined in
                    -----------------------------
          Section  3.1  hereof),  the  Purchaser shall pay the Purchase Price by
          ------------
          wire transfer of immediately available funds or by such other method as may be reasonably acceptable to the Company and the Purchaser, to such account of the Company as shall have been designated in advance to the Purchaser by the Company. The Company at its sole discretion may pay qualified Broker Dealers a selling concession of 10% and an unaccountable expense allowance of 3% of gross proceeds received in connection with this Offering.

          3.  CLOSING.

               3.1  Closing  Date.  The  closing of the sale and purchase of the
                    -------------
          Securities (the "CLOSING") has previously taken place on September 30,
                           -------
          2006. The date on which the Closing is held is referred to in this Agreement as the "CLOSING DATE." At the Closing (i) the Company shall
                             ------------
          deliver, or cause to be delivered, the Notes and Warrants, each executed by the Company and (ii) the documents referred to in Section 8 hereof.

          4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents, covenants and warrants as of the date hereof and as of the Closing Date to the Purchaser, acknowledging that the Purchaser is relying upon the accuracy and completeness of the representations and warranties set forth herein to, among other things, ensure that registration under
     Section 5 of the Securities Act is not required in connection with the sale of the Securities hereby, as follows:

               4.1  Organization  and  Good  Standing;  Capitalization.
                    --------------------------------------------------

                    (a) The Company (and each Subsidiary) is duly organized, validly existing and in good standing under the laws of the state of Nevada and has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as it is proposed to be conducted. The Company is in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its properties or assets requires such qualification or authorization.

                    (b) All the outstanding shares of capital stock of the Company have been duly authorized, and are validly issued, fully paid and non-assessable. Except as disclosed on Schedule 4.1(b)
                                                                 --------------
               (i) there is no option, warrant, call, right, commitment or other agreement of any character to which the Company is a party, (ii) there are no securities of the Company outstanding which upon conversion or exchange, and (iii) there are no share appreciation rights, or other similar rights based on securities of the Company which, in the case of clause (i), (ii) or (iii), would require the issuance, sale or transfer of any additional shares of capital stock or other equity securities of the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase share capital or other equity securities of the Company. Other than as contemplated by this Agreement or Transaction Documents (as defined in Section
                                                                         -------
               4.2),  the  Company  is  not  a party to, nor is it aware of, any
               ---
               voting trust or other voting, stockholders or similar agreement with respect to any of the securities of the Company or of any agreement relating to the issuance, sale, redemption, transfer or other disposition of the shares of capital stock on other securities of the Company.

               4.2  Authorization  of Agreement; Enforceability. The Company has
                    -------------------------------------------
          all requisite corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument and certificate, including, but not limited to, Waiver Agreements, the Bank Consent, the Notes, Warrants, Registration Rights Agreement and Security Agreement, to be executed by the Company in connection with the consummation of the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS"), and to perform fully its
                               ---------------------
          obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company and its stockholders. This Agreement and each of the Transaction Documents have been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Purchaser, this Agreement and each of the Transaction Documents constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

               4.3  No Conflicts. The execution, delivery and performance of the
                    ------------
          Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, do not and will not
          (i) conflict with or violate any provision of the Company's and/or any Subsidiary's Articles of Incorporation or by-laws and any and all amendments thereto (collectively, the "INTERNAL DOCUMENTS"), (ii)
                                                     -------------------
          conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise), or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

               4.4  Subsidiaries,  Joint  Ventures,  Partnerships,  Etc.
                    ---------------------------------------------------

                    (a)  As  of  the  Closing (i) The Experiential Agency, Inc.,
               (ii) XA Scenes, Inc., (iii) XA Interactive, Inc., and (iv) Fiori XA, Inc. (collectively the "SUBSIDIARIES") are the only
                                               ------------
               subsidiaries of the Company. Each Subsidiary is wholly owned by the Company, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and corporate authority under such laws to own, lease and operate its properties and conduct its business as currently conducted; and is in good standing (if applicable) in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary other than such qualifications which the failure to have would not reasonably be expected to have a Material Adverse Effect.

                    (b) Neither the Company nor its Subsidiaries is a party to any joint venture, partnership or similar arrangement or agreement.

               4.5 Consents of Third Parties. None of the execution and delivery
                   -------------------------
          by the Company of this Agreement and the Transaction Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by the Company with any of the provisions hereof or thereof will (a) conflict with, or result in the breach of, any provision of the Certificate of Incorporation or Bylaws of the Company (or any Subsidiary), (b) conflict with, violate, result in the breach or termination of, or constitute a default or give rise to any right of termination or acceleration or right to increase the obligations or otherwise modify the terms thereof under any Permit or Order to which the Company (or any Subsidiary) is a party or any Contract to which the Company or its Subsidiaries is bound or by which the Company or any of its properties or assets is bound, other than such conflicts, violations, breaches, defaults, termination or accelerations that would not reasonably be expected to have a Material Adverse Effect,
          (c) constitute a violation of any Law applicable to the Company (or any Subsidiary) or (d) result in the creation of any Lien upon the properties or assets of the Company (or any Subsidiary). No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Company and/or its Subsidiaries in connection with the execution and delivery of this Agreement, and/or the Transaction Documents, or the compliance by the Company with any of the provisions hereof or thereof.

               4.6  Authorization  of  Securities.
                    -----------------------------

                    (a) On the Closing Date, the issuance, sale, and delivery of the  Securities to be purchased pursuant to Section 1.1 will have
                                                           -----------
               been duly authorized by all requisite action of the Company, and, when issued, sold, delivered and paid for in accordance with this Agreement, the Securities will be validly issued and outstanding, with no personal liability attaching to the ownership thereof.

                    (b) On the Closing Date, the issuance and delivery of the shares of Common Stock to be delivered upon conversion of the Notes (the "CONVERSION SHARES") and upon exercise of the Warrants
                           -----------------
               (the  "WARRANT  SHARES")  in  accordance  with  the terms thereof
                      ---------------
               (collectively, the Conversion Shares and the Warrants Shares, the "UNDERLYING SHARES") will have been duly authorized by all
                ------------------
               requisite action of the Company and, when issued and delivered in accordance with the terms of the Securities, the Underlying Shares will be validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, and not subject to preemptive or any other similar rights of the stockholders of the Company or others.

               4.7  Certain  Waivers.
                    ----------------

                    (a)  The Waiver of Rights Agreement (the "WAIVER AGREEMENT")
                                                              ----------------
               entered into as of July 17, 2006, effective as of June 30, 2006, and extended via email on August 3, 2006, to August 9, 2006, by Alpha Capital Aktiengesellschaft, Stonestreet Limited Partnership, Whalehaven Funds Limited, Greenwich Growth Fund Limited and Genesis Microcap Inc. (each a "PRIOR NOTE CREDITOR"
                                                            -------------------
               and  collectively  the  "PRIOR  NOTE  CREDITORS") in favor of the
                                        ----------------------
               Company is a valid and binding agreement, duly executed, enforceable against the Company and each Note Creditor in accordance with its terms and is in full force and effect. To the best of the Company's knowledge, no action has been brought or is contemplated to be brought changing the enforcement of the Waiver Agreement. The executed Waiver Agreement is attached hereto as
               Schedule  4.7(a).

                    (b)  The  Waiver  of  Rights  Agreement  (the "SECOND WAIVER
                                                                   -------------
               AGREEMENT")  entered  into as of September 13, 2006, by the Prior
               ---------                                                   -----
               Note  Creditors  in  favor  of the Company is a valid and binding
               ---------------
               agreement, duly executed, enforceable against the Company and each Note Creditor in accordance with its terms and is in full force and effect. To the best of the Company's knowledge, no action has been brought or is contemplated to be brought changing the enforcement of the Second Waiver Agreement. The executed Second Waiver Agreement is attached hereto as Schedule 4.78(b).

               4.8  Capitalization. Schedule 4.8 hereto sets forth in detail all
                    -------------   ------------
          outstanding securities of the Company (including the terms, the holders and the amounts thereof). Other than as disclosed in Schedule
                                                                        --------
          4.8,  (i) there are no outstanding securities of the Company or any of
          ---
          its Subsidiaries which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (ii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (iii) there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, except as a result of the purchase and sale of the Transaction Securities, or rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or secur-ities or rights convertible or exchangeable into shares of Common Stock.

               4.9  SEC Reports; Financial Statements. The Company has filed all
                    ---------------------------------
          reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or Section 15(d) of the Exchange Act, for the one (1) year preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC REPORTS"). As of
                                                            -----------
          their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Reports to the extent required. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during  the  periods  involved  ("GAAP"),  except  as may be otherwise
                                            ----
          specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Additionally, since the adoption of the Sarbanes-Oxley Act of 2002 (the "NEW ACT") and to the extent that the Company is subject to the
                 --------
          New Act, the Company has complied in all material respects with the laws, rules and regulation under the New Act.

               4.10  Material  Changes.  Since  December 31, 2005, (i) there has
                     -----------------
          been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and
          (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made payment or distribution of any dividend or distribution of cash or other property to its holders of Common Stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

               4.11  No  Undisclosed Liabilities. Other than as disclosed in the
                     ---------------------------
          SEC Reports, neither the Company nor its Subsidiaries has any liabilities (whether accrued, absolute, contingent or otherwise, and whether due or to become due or asserted or unasserted), except (a) liabilities provided for in the Financial Statements (other than liabilities which, in accordance with GAAP, need not be disclosed),
          (b)  liabilities disclosed on Schedule 4.11 hereto and (c) liabilities
                                        -------------
          incurred in the ordinary course of business which do not materially exceed historic levels.

               4.12  Absence  of Certain Developments. In the ordinary course of
                     --------------------------------
          business or in the context of the Transactions contemplated in this Agreement and the Transaction Documents:

                    (a) there has not been any Material Adverse Change nor has any event occurred which could result in any Material Adverse Change;

                    (b) there has not been any declaration, setting a record date, setting aside or authorizing the payment of, any dividend or other distribution in respect of any shares of capital stock of the Company or its Subsidiaries or any repurchase, redemption or other acquisition by the Company or its Subsidiaries, of any of the outstanding shares of capital stock or other securities of, or other ownership interest in, the Company or its Subsidiaries;

                    (c) there has not been any transfer, issue, sale or other disposition by the Company of any shares of capital stock or other securities of the Company or its Subsidiaries or any grant of options, warrants, calls or other rights to purchase or otherwise acquire shares of such capital stock or such other securities;

                    (d) neither the Company nor its Subsidiaries has (i) awarded or paid any bonuses to employees or representatives of the Company, (ii) entered into any employment, deferred compensation, severance or similar agreements (nor amended any such agreement), other than in the ordinary course of business;

                    (e) neither the Company nor its Subsidiaries has made any loans, advances (other than advances to officers and employees of the Company or its Subsidiaries which advances are made in the ordinary course of business), or capital contributions to, or investments in, any Person or paid any fees or expenses to any Affiliate of the Company other than its Subsidiaries;

                    (f) neither the Company nor its Subsidiaries has transferred or granted any rights under any Contracts or licenses, used by the Company in its business;

                    (g) there has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the property or assets of the Company or its Subsidiaries having a replacement cost of more than $10,000 for any single loss or $20,000 for all such losses;

                    (h) neither the Company nor its Subsidiaries has mortgaged, pledged or subjected to any Lien any of its assets, or acquired any assets for a purchase price in excess of $10,000 in the aggregate or sold, assigned, transferred, conveyed, leased or otherwise disposed of any assets of the Company or its Subsidiaries for a sale price in excess of $10,000 in the aggregate except for assets acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of in the ordinary course of business;

                    (i) neither the Company nor its Subsidiaries has canceled or compromised any debt or claim, or amended, canceled, terminated, relinquished, waived or released any Contract or right, except in the ordinary course of business consistent with past practice and which, individually or in the aggregate, would not be material to the Company or its Subsidiaries;

                    (j) neither the Company nor its Subsidiaries has made any binding commitment to make any capital expenditures or capital additions or betterments in excess of $20,000 individually or $50,000 in the aggregate;

                    (k) neither the Company nor its Subsidiaries has incurred any debts, obligations or liabilities, whether due or to become due, except current liabilities incurred in the ordinary course of business, none of which current liabilities (individually or in the aggregate) could result in a Material Adverse Change;

                    (l) neither the Company nor its Subsidiaries has entered into any transaction other than in the ordinary course of business except for (in the case of the Company) this Agreement;

                    (m) neither the Company nor its Subsidiaries has encountered any  labor  difficulties  or  labor  union organizing activities;

                    (n) neither the Company nor its Subsidiaries has made any change in the accounting principles, methods or practices followed by it or depreciation or amortization policies or rates theretofore adopted;

                    (o) neither the Company nor its Subsidiaries has disclosed to any Person any material trade secrets except for disclosures made to Persons subject to valid and enforceable confidentiality agreements;

                    (p) neither the Company nor its Subsidiaries has suffered or experienced any change in the relationship or course of dealings between the Company and/or its Subsidiaries and any of their suppliers or customers which supply goods or services to the Company or its Subsidiaries or purchase goods or services from the Company and or its Subsidiaries; and

                    (q) neither the Company nor its Subsidiaries has made any payment to, or received any payment from, or made or received any investment in, or entered into any transaction or series of related transactions (including without limitation, the purchase, sale, exchange or lease of assets, property or services, or the making of a loan or guarantee) with any Affiliate in each case, in excess of $10,000 or its equivalent (other than any transactions between or among the Company and its Subsidiaries) (each, an "AFFILIATE TRANSACTION").
                            ----------------------

               4.13  Taxes.  The Company and its Subsidiaries have filed all Tax
                     -----
          returns (including statements of estimated Taxes owed) and reports required to be filed within the applicable periods (subject to extensions) for such filings and have paid all Taxes required to be paid, and has established adequate reserves (net of estimated Tax payments already made) for the payment of all Taxes payable in respect of the period subsequent to the last periods covered by such returns. No deficiencies for any Tax are currently assessed against the Company or any Subsidiary. There is no Tax Lien, whether imposed by any federal, state or local taxing authority, outstanding against the assets, properties or business of the Company or its Subsidiaries other than Liens for Taxes which are not yet due. Neither the Company nor its Subsidiaries has executed any waiver of the statute of limitations on the assessment or collection of any Tax or governmental charge. The Company and its Subsidiaries have properly charged, collected and paid all applicable stamp, sales, use and other similar Taxes on or before the Closing Date.

               4.14  Real Property. The Company currently has (i) leased certain
                     -------------
          locations for office space and all material leases, and (ii) owns real property, all of which leases and real property are listed (including the terms of such leases) on Schedule 4.14.
                                             --------------

               4.15  Tangible  Personal  Property; Assets. All material items of
                     ------------------------------------
          personal property and assets owned or leased by the Company and its Subsidiaries are in good operating condition, normal wear and tear excepted.

               4.16  Intangible  Property. The Company and its Subsidiaries own,
                     --------------------
          or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and no claim, action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company or its Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement, except where such infringement, claim, action or proceeding would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect. None of the Company's employees, officers, or consultants are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's, officer's, or consultant's commercially reasonable efforts to promote the interests of the Company or that would conflict with the Company's business as conducted. Neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees, officers or consultants are now obligated.

               4.17  Material  Contracts.
                     -------------------

               Other  than as set forth on Schedule 4.17, or otherwise disclosed
                                           -------------
          in the Company's Securities and Exchange Commission filings (a) neither the Company nor its Subsidiaries nor any of their respective properties or assets is a party to or bound by any (i) Contract not made in the ordinary course of business, or involving a commitment or payment by the Company or any Subsidiary in excess of $10,000 or, in the Company's belief, otherwise material to the business of the Company or its Subsidiaries, (ii) Contract among members or granting a right of first refusal or for a partnership or a joint venture or for the acquisition, sale or lease of any assets or share capital of the Company or any other Person or involving a sharing of profits, (iii) mortgage, pledge, conditional sales contract, security agreement, factoring agreement or other similar Contract with respect to any real or tangible personal property of the Company or its Subsidiaries, (iv) loan agreement, credit agreement, promissory note, guarantee, subordination agreement, letter of credit or any other similar type of Contract, (v) Contract with any Governmental Body outside the ordinary course of business, (vi) Contract with respect to the discharge, storage or removal of hazardous materials or (vii) binding commitment or agreement to enter into any of the foregoing.

                    (b)  (i)  Each  of  the Contracts listed on Schedule 4.17 is
                                                                -------------
               valid and enforceable against the Company or its Subsidiaries in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity),  and  there  is  no default under any Contract listed on
               Schedule  4.17  by  the Company or any of its Subsidiaries or, to
               --------------
               the knowledge of the Company, by any other party thereto, which is likely to have a Material Adverse Effect, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default by the Company thereunder which is likely to have a Material Adverse Effect.

                         (ii) No previous or current party to any Contract has given written notice to the Company or any Subsidiary of, or made a claim, verbal or written, with respect to any breach or default thereunder and the Company has no knowledge of any notice of or claim with respect to any such breach or default other than such notices or claims with respect to any such breaches or defaults that would not, either individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

                    (c)  With  respect  to the Contracts listed on Schedule 4.17
                                                                   -------------
               that were assigned to the Company or any Subsidiary by a third party, all necessary consents to such assignment have been obtained other than such contents which the failure to obtain would not be reasonably expected to have a Material Adverse Effect.

               4.18  Employee  Benefits.  Except  as set forth on Schedule 4.18,
                     ------------------                           -------------
          neither the Company nor any of its Subsidiaries has in effect any employment agreements, consulting agreements, deferred compensation, pension or retirement agreements or arrangements, bonus, incentive or profit-sharing plans or arrangements, or labor or collective bargaining agreements, written or oral. The Company and its Subsidiaries are in compliance in all material respects with all applicable Laws relating to labor, employment, fair employment practices, terms and conditions of employment, and wages and hours.

               4.19  Employees.
                     ---------

                    (a) No key executive Employee, group of Employees nor independent contractors of the Company or its Subsidiaries has any plans to terminate his or her employment or relationship as an Employee or independent contractor with the Company or its Subsidiaries.

                    (b) To the best of the Company's knowledge, no key executive
               Employee or any other Employee of the Company or its Subsidiaries is a party to or is otherwise bound by any agreement or arrangement (including, without limitation, confidentiality agreements, non-competition agreements, licenses, covenants, or commitments of any nature), or subject to any judgment, decree, or Order of any court or Governmental Body, (i) that would conflict with such employee's obligation diligently to promote and further the interest of the Company or its Subsidiaries or
               (ii) that would conflict with the Company's (or its Subsidiaries) business as now conducted or as proposed to be conducted.

                    (c)  Schedule  4.19(c)  sets forth a list of each of the key
                         ----------------
               executive Employees of the Company who have entered into an employment and/or confidentiality agreement with the Company.

               4.20  Litigation. Other than is set forth on Schedule 4.20, there
                     ----------                             -------------
          is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign), (collectively, an "ACTION") which does and/or could (i) adversely affects or challenges
           ------
          the legality, validity or enforceability of any of the Transaction Documents and/or the Transaction Securities or to consummate the transactions contemplated hereby or thereby or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

               4.21  Compliance  with Laws; Permits. Neither the Company nor any
                     ------------------------------
          Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, mortgage, decree, lease, license, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received any written notice of any violation of or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, "truth-in-lending", and warranties and trade practices) applicable to its business or to the business of any Subsidiary, the violation of, or noncompliance with, which would have a materially adverse effect on either the Company's business or operations, or that of any Subsidiary, and the Company knows of no facts or set of circumstances which would give rise to such a notice. The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected to have a Material Adverse Effect.

               4.22  Environmental  and Safety Laws. Neither the Company nor its
                     ------------------------------
          Subsidiaries are in violation of any applicable Laws relating to the environment or occupational health and safety where the failure to so comply could have a Material Adverse Effect and no material expenditures are or will be required in order to comply with any such existing Laws.

               4.23  Investment  Company  Act.  The  Company  is  not, nor is it
                     ------------------------
          directly or indirectly controlled by or acting on behalf of, any Person that is an investment company within the meaning of the Investment Company Act of 1940, as amended.

               4.24  Financial  Advisors.  Except for Laidlaw, no agent, broker,
                     -------------------
          investment banker, finder, financial advisor or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from the Company, directly or indirectly, in connection with the transactions contemplated by this Agreement or any Transaction Document and no Person is entitled to any fee or commission or like payment from the Company in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Company.

               4.25  Condition  of  Properties.  All  facilities,  machinery,
                     -------------------------
          equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries are in good operating condition and repair, are reasonably fit and usable for the purposes for which they are being used, are adequate and sufficient for the Company and its Subsidiaries respective businesses and conform in all material respects with all applicable Laws.

               4.26  Pending  Changes.  The  Company  has  no  knowledge  of any
                     ----------------
          development which might reasonably be expected to result in a material adverse affect on the operations or financial condition of the Company or its Subsidiaries.

               4.27  Securities  Laws.  The Company has complied in all material
                     ----------------
          respects with all applicable U.S. federal and state securities laws in connection with (i) all offers, issuances and sales of its securities prior to the date hereof and (ii) the offer, issuance and sale of the Securities. All sales and issuances of currently outstanding securities by the Company have been to accredited investors within the meaning of Rule 501 of Regulation D under the Securities Act. Prior to the Closing, neither the Company nor anyone acting on its behalf has sold, offered to sell or solicited offers to buy the Securities or similar securities to, or solicit offers with respect thereto from, or entered into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Securities under the registration provisions of the Securities Act, and applicable state securities laws. Neither the Company nor any Person acting on its behalf has offered the Securities to any Person by means of general or public solicitation or general or public advertising, such as by newspaper or magazine advertisements, by broadcast media, or at any seminar or meeting whose attendees were solicited by such means.

               4.28 Registration Rights. Except for any rights granted under the
                    -------------------
          Transaction Documents and the Prior Registration Agreement, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

               4.29  Disclosure;  Survival.  There is no fact which has not been
                     ---------------------
          disclosed to the Purchaser of which the Company has knowledge and which has had or could reasonably be anticipated to result in a Material Adverse Change. All representations and warranties set forth in this Agreement or in any of the Transaction Documents or in any writing or certificate delivered in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby for a period of two (2) years (the "SURVIVAL PERIOD") and shall not be affected by any
                              ---------------
          examination made for or on behalf of the Purchaser, the knowledge of the Purchaser, or the acceptance by the Purchaser of any certificate or opinion.

               4.30  No  General  Solicitation.  Neither  the  Company,  its
                     -------------------------
          Subsidiaries, any of their affiliates nor any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities
          Act) in connection with the offer or sale of the Notes and the Warrants.

               4.31 Insurance. The Company has in full force and effect fire and
                    ---------
          casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, and the Company has insurance against other hazards, risks, and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

               4.32 Regulatory Permits. The Company and the Subsidiaries possess
                    ------------------
          all licenses, certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"),
                                                             ----------------
          and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

               4.33  Title  to  Property  and  Assets.  The  Company  (and  each
                     --------------------------------
          Subsidiary) owns its property and assets free and clear of all mortgages, liens, loans, pledges, security interests, claims, equitable interests, charges, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's (and each Subsidiary's) ownership or use of such property or assets and/or any such liens, encumbrances and security interests which arose in connection with the Prior Security Agreement. With respect to the property and assets it leases, the Company (and each Subsidiary) is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

               4.34  Foreign Assets Control Legislation. Neither the sale of the
                     ----------------------------------
          Notes nor the Warrants by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its Subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed.

          Reg. 49079 (2001)) or (b) engages in any dealings or transactions, or be otherwise associated, with any such person. The Company and its Subsidiaries are in compliance with the USA Patriot Act of 2001 (signed into law October 26, 2001).

               4.35 Solvency. Based on the financial condition of the Company as
                    --------
          of the Closing Date (after giving effect to the transactions contemplated herein and in the other Transaction Documents), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect to its debt).

          5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. Each Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company, acknowledging that the Company is relying upon the accuracy and completeness of the representations and warranties set forth herein to, among other things, ensure that registration under Section 5 of the Securities Act is not required in connection with the sale of the Securities hereby, as follows

               5.1  Organization;  Authority.  The  Purchaser  is an entity duly
                    ------------------------
          organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or limited liability company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

               5.2  Investment  Intent. The Purchaser represents and warrants to
                    ------------------
          the Company that it is (a) an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act; and (b) acquiring the Purchased Securities to be purchased by it pursuant to this Agreement for investment and not with a view to the distribution thereof.

               5.3  Investment  Purposes.  (a)  The  Purchaser  is acquiring the
                    --------------------
          Securities for investment purposes only, for its own account, and not as nominee or agent for any other Person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act, (b) it understands and acknowledges that the Securities have not been registered under the Securities Act or any other securities laws, (c) it is not an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company, (d) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, (e) each is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, (f) the Company has made available to it the opportunity to ask questions and to receive answers, and to obtain information necessary to evaluate the merits and risks of this investment, and (g) the Purchaser understands, acknowledges and agrees that the Securities have not been registered under (and that the Company has no present intention to register the Securities under) the Securities Act or applicable state securities laws, and may not be sold or otherwise transferred by the Purchaser to a United States person unless the Securities have been registered under the Securities Act and applicable U.S. state securities laws or are sold or transferred in a transaction exempt therefrom.

               5.4 Short Selling. The Purchaser hereby represents to the Company
                   -------------
          that the Purchaser will not make or maintain a "short" position in the Company's securities (i) until such date as the Registration Statement is declared effective by the Commission, and (ii) during such portion of the Mandatory Conversion Period (as defined in the Note) until the Purchaser has delivered its Optional Conversion Election Form (as defined in the Note).

          6.  FURTHER  AGREEMENTS  OF  THE  PARTIES.

               6.1  Reserved  Shares.  For  so  long  as  the  Securities  are
                    ----------------
          outstanding, the Company shall reserve that number of shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, which shares shall not be subject to any preemptive or other similar rights.

               6.2  Access to Information. The Purchaser and its representatives
                    ---------------------
          shall be entitled, upon reasonable notice, to make such investigation of the properties, business and operations of the Company and such examination of the books, records and financial condition of the Company as it reasonably requests to make extracts and copies of such books and records, upon reasonable notice during regular business hours. Any such investigation and examination shall be conducted during regular business hours and under reasonable circumstances without material interference with the Company's normal business operations, and the Company and its representatives shall cooperate fully therein. No investigation by a Purchaser or its Representatives prior to or after the date of this Agreement shall diminish or obviate any of the representations, warranties, covenants or agreements of the Company contained in this Agreement or the Transaction Documents. In order for Purchaser to have full opportunity to make such physical, business, accounting and legal review, examination of the affairs of the Company and investigation as may be reasonably requested, the Company shall cause its Representatives to cooperate fully with the Representatives of the Purchaser in connection with such review and examination.

               6.3  Confidentiality. Except as may be required by applicable Law
                    ---------------
          or as otherwise agreed among the parties hereto, neither the Company, the Purchaser nor any of its Affiliates shall at any time divulge, disclose, disseminate, announce or release any information to any Person concerning this Agreement, the Transaction Documents, the transactions contemplated hereby or thereby, any trade secrets or other confidential information of the Company or the Purchaser, without first obtaining the prior written consent of the other parties hereto.

               6.4 Other Actions. The Company and the Purchaser agree to execute
                   -------------
          and deliver such other documents and take such other actions as the other parties may reasonably request for the purpose of carrying out the intent of this Agreement and the Transaction Documents.

               6.5  Indemnification.  The  Company  shall  indemnify  and  hold
                    ---------------
          harmless each Purchaser, the officers, directors, agents and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (including the cost [including without limitation, reasonable attorneys' fees] and expenses relating to an Indemnified Party's (as defined below) actions to enforce the provisions of this Section 6.5) (collectively, "LOSSES"), as incurred,
                             -----------                  ------
          to the extent arising out of or relating to (i) any material misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, or, (ii) any material breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents, or (iii) any cause of action, suit or claim brought or made against such Indemnified Party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents executed pursuant hereto by any of the Indemnified Parties. If the indemnification provided for in this
          Section  6.5  is  held  by  a  court  of  competent jurisdiction to be
          ------------
          unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party (as defined below), in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The Company shall notify the Purchaser promptly of the institution, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                    (b)  Conduct  of  Indemnification  Proceedings.  If  any
                         -----------------------------------------
               proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such
                                                       -----------------
               Indemnified Party shall promptly notify the other party (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party
                -------------------
               shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the
                                                    --------   -------
               failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

                    An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified
               Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                    The  indemnification  obligations under this Section 6.5 are
                                                                 -----------
               in addition to any indemnification or similar obligations under any other Transaction Document.

                    (d)  The  provisions  of  this Section 6.5 shall survive the
                                                   -----------
               termination  of  this  Agreement for a period of three (3) years.

                    (e)  All  payments  to be made to Purchaser pursuant to this
               Section  6.5,  shall be paid no later than five (5) business days
               ------------
               after  request  for  payment  is  sent  to  the  Company.

               6.6  Co-Investment  Rights.  Each Purchaser hereby shall have the
                    ---------------------
          right of first refusal (which right shall be shared with the Prior Purchasers) to invest (in such amounts that all of such Purchasers (including the Prior Purchasers and other Purchasers who invest during the offering to which this Agreement is a part) shall so elect) in any and all future financings ("FUTURE FINANCINGS") of the Company for
                                          -----------------
          thirty-six (36) months from the date of this Agreement on the identical terms offered to other Investors. The Company shall provide each Purchaser with (i) express prior written notice of a Future
          Financing, and (ii) all required documentation requested by the Purchaser related to any Future Financing all no later than ten (10) business days prior to the final date of the offering period (or other applicable investment period) for any such Future Financings. Such Co-Investment rights shall continue even if a Purchaser elects not to invest in one or more Future Financing.

               6.7  Elimination  of the Preferred Stock. The Company agrees that
                    -----------------------------------
          it  shall  retire  all  of  its  Series  A Preferred Stock (the "SUPER
                                                                           -----
          PREFERRED")  for  $1.00 in the aggregate, upon the earlier to occur of
          ---------
          (i) the sale of an aggregate of $2,500,000 in additional identical promissory notes (of which $1,250,000 in notes were previously sold in August 2006) to the Notes following the Closing of the Bridge Financing (as defined in the Note) and/or other securities, to repay the remaining 6% Convertible Notes (the "6% NOTES") currently held by
                                                    --------
          the Prior Note Creditors, and (ii) upon any default of the Notes or other outstanding debt/securities.

               6.8  Board Representation. The Company, effective on the Closing,
                    --------------------
          hereby grants Purchaser, which right shall be shared with all of the Purchasers (including the Prior Purchasers and other Purchasers who invest during the offering to which this Agreement is a part), the right to appoint one Director, or if it so elects, a Board Advisory Seat (with both the Prior Purchasers and current Purchaser electing as a group, one Director or Board Advisory Seat), and to receive all financial and other information provided to board members and to observe at all board meetings. The Purchaser nominee shall be immediately included and maintained in the Company's Director and Officer insurance coverage. In the event Purchaser exercises its right to appoint a board member, the Company shall nominate an additional board member so that the total number of board members will be five
          (5). The Company shall provide to the Purchaser and any then designated observer, concurrently with, and by the same method of, transmission to the Board or any committee thereof, any notice of meeting, agenda and other materials.

               6.9  Bank  Consent.  The Company, prior to the Closing Date shall
                    -------------
          obtain the express written consent and/or necessary waivers from LaSalle Bank Nation Association (the "BANK") and any other person, so
                                                 ----
          as  to  approve  and/or  waive, as the case may be (i) this Agreement;
          (ii) the Notes and Warrants; (iii) the Bridge Financing; (iv) any defaults or event of default that may have or will have occurred; and
          (v) all other such Transaction Documents as may be deemed necessary (the "BANK CONSENT").
                 -------------

          7.  OTHER  OBLIGATIONS  OF  THE  PARTIES.

               7.1  Public  Announcements. The Company hereby agrees not to, and
                    ---------------------
          not to permit its Subsidiaries to, issue any press release, or otherwise make any public statements (collectively, "PRESS RELEASES")
                                                                --------------
          with respect to the transactions contemplated hereby without the prior written consent of the Purchaser, except as may be required by law. Furthermore, where the Company desires to issue any such Press Release, the parties agree to cooperate in good faith in order to prepare such Press Release in such form and substance as is agreeable to both parties.

               7.2  Furnishing  Information. Each of the parties hereto will, as
                    -----------------------
          soon as practicable after reasonable request therefor, furnish all the information concerning it required for inclusion in any statement or application made by any of them to any governmental or regulatory body in connection with the transactions contemplated by this Agreement.

               7.3  Transfer  Restrictions.
                    ----------------------

                    (a) The Underlying Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Underlying Shares other than pursuant to an effective registration statement, or in connection with a pledge, as contemplated in Section 7.3(b) hereof, the Company may
                                          -------------
               require  the  transferor  thereof  to  provide  to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Underlying Shares under the

               Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                    (b) The Purchaser agrees to the imprinting, so long as is required by this Section 7.3(b), of a legend on any of the Underlying Shares in the following form:

                    THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED
                          --------------
                    OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                    (c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section
                                                                         -------
               7.3(b)  (i)  subsequent  to  the  date  the  Commission  declares
               -----
               effective a registration statement covering the resale of the Underlying Shares, (ii) following any sale of the Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k). The Company agrees that at such time as such legend is no longer required under and pursuant to this Section 7.3(c), it will, no later than two (2)
                                  -------------
               Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a Note for conversion, a Warrant for exercise, a restricted stock certificate or a lost securities affidavit, if any, of such securities are lost, as the case may be, deliver to such Purchaser a certificate representing Underlying Shares that is free from all restrictive and other legends (the "DEADLINE"). The Company may not make any notation
                               --------
               on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

               7.4  Underlying  Share  Delivery  Damages.  In  the  event that a
                    ------------------------------------
          non-legended certificate for Underlying Shares is not received by a Purchaser by the Deadline, as partial compensation to the Purchaser for such loss as a result of such delivery delay, the Company shall pay (as liquidated damages and not a penalty) to the Purchaser for late issuance of the Underlying Shares an amount of $100 per business day after the Deadline for each $10,000 of principal amount of the Note being converted, and/or or $10,000 of market value (based upon the then stock price of the Company) of Underlying Shares of the Warrant being exercised for as the case may be, which are not timely delivered. The penalties in this Section 7.4 are in addition to any
                                              -----------
          shall not limit any other penalty provisions in the Transaction Documents and shall not limit the Purchaser's right to collect other damages and/or remedies.

               7.5  Integration.  The  Company shall not sell, offer for sale or
                    -----------
          solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of any of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

               7.6 Use of Proceeds. The Company covenants and agrees that all of
                   ---------------
          the net proceeds that it receives from the sale of the Notes and Warrants pursuant to this Agreement, shall be used solely to repay and/or retire the 6% Notes currently held by the Prior Note Creditors in the aggregate principal amount of $1,012,434 as of the date hereof with the balance to be utilized for working capital.

               7.7  Form  D  and  Blue Sky. The Company shall file a Form D with
                    ----------------------
          respect to the Securities as required under Regulation D under the Securities Act and, upon written request, provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify any Securities for sale to the Purchaser pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing.

               7.8  Reservation  of  Common  Stock.  As  of the date hereof, the
                    ------------------------------
          Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares and the Warrant Shares.

               7.9  Securities Laws Disclosure. The Company shall, by the end of
                    --------------------------
          business on the fourth (4th) Business Day following the Closing, issue a press release or file a Current Report on Form 8-K, disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission.

          8.  CONDITIONS  TO  CLOSING.

               8.1 Conditions of Obligations of the Purchaser. The obligation of
                   ------------------------------------------
          the Purchaser to purchase and pay for the Securities is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by the
          Purchaser:

                    (a)  Representations,  Warranties  and  Covenants.  The
                         --------------------------------------------
               representations  and  warranties  of  the  Company  under  this
               Agreement shall be deemed to have been made again on the Closing Date (other than those representations and warranties made expressly as of a date prior to the Closing Date) and shall then be true and correct. The Company shall represent to the Purchaser that all of the information contained herein does not contain any untrue statement of a material fact, or contain any omission of a material fact relating to such information that is necessary in order to make the information, in light of the circumstances under which the information is provided, not misleading.

                    (b)  Compliance  with  Agreement.  The  Company  shall  have
                         ---------------------------
               performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by the Company on or before the Closing Date.

                    (c)  Approvals.  The Company shall have obtained any and all
                         ---------
               consents, waivers, approvals or authorizations, with or by any Governmental Body or any other Person required for the valid execution of this Agreement and the transactions contemplated hereby.

                    (d)  No Injunction. No Governmental Body or any other Person
                         -------------
               shall have issued an Order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby, nor shall any such Order be threatened or pending.

                    (e)  No  Material Adverse Change. Since June 30, 2006, there
                         ---------------------------
               shall  not  have  been  a  Material  Adverse  Change.

                    (f) Certificate of Officer. The Company shall have delivered
                        ----------------------
               to  the  Purchaser a certificate dated the Closing Date, executed by its Chief Executive Officer and Chief Financial Officer, certifying the satisfaction of the conditions specified in paragraphs  (a),  (b),  (c),  (d)  and  (e)  of this Section 8.1.
                                                                    -----------

                    (g)  Opinion  of  the Company's Counsel. The Purchaser shall
                         ----------------------------------
               have received from Company counsel, in a form satisfactory to the Purchaser and its counsel, an opinion dated the Closing Date.

                    (h)  Certificate  of  Incorporation  and  By-Laws.  The
                         --------------------------------------------
               Certificate  of Incorporation, as amended, and the By-Laws, shall be in full force and effect as of the Closing under the laws of the State of Nevada and shall not have been further amended or modified. A certified copy of the Certificate of Incorporation, as so amended, shall have been delivered to counsel for the Purchaser.

                    (i) Closing Documents Provided By Company. The Purchaser (or
               such other person as referred to herein) shall have received the following:

                         (i) a Note in favor of each Purchaser, duly executed by
                    the Company, entitling the Purchaser to payment in the amount as stated in Schedule 1.1 herein;
                                            -------------

                         (ii) a Warrant in the name of the Purchaser, duly executed by the Company, entitling the Purchaser to purchase such amount of Warrant Shares as stated in Schedule 1.1
                                                                    ------------
                    herein;

                         (iii) the Registration Rights Agreement duly executed by the Company;

                         (v) the Security Agreement duly executed by the Company
                    and all documents necessary to perfect the security interest of the Purchaser;

                         (vi)  this  Agreement  duly  executed  by  the Company;

                         (vii) Secretary's Certificate in a form reasonably acceptable to Purchaser, with good standing certificates of the Company and each Subsidiary as of a recent date;

                         (viii)  Legal  Opinion;

                         (ix) Copy of the Bank Consent for the Company to enter into this new debt and all necessary waivers of Bank covenants prohibiting such action;

                         (ix) such other documents as the Purchaser and/or its legal counsel may request and/or deem necessary (including, but not limited to, a Good Standing Certificate of recent date from the Secretary of State of the State of incorporation).

               8.2 Conditions of Company's Obligations. The Company's obligation
                   -----------------------------------
          to issue and sell the Securities to the Purchaser on the Closing Date is subject to the fulfillment prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by the Company:

                    (a)  Representations and Warranties. The representations and
                         ------------------------------
               warranties of the Purchaser under this Agreement shall be deemed to have been made again on the Closing Date and shall then be true and correct in all material respects.

                    (b)  Compliance  with  Agreement.  The  Purchaser shall have
                         ---------------------------
               performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by such Purchaser on or before the Closing.

                    (c) Approvals. The Purchaser shall have obtained any and all
                        ---------
               consents, waivers, approvals, Permits or authorizations, with or by any Governmental Body or any other Person required for the valid execution of this Agreement and the transactions contemplated hereby including, but not limited to the approval by.

                    (d)  Payment  of  Purchase  Price.  The Purchaser shall have
                         ----------------------------
               delivered  to the Company the Purchase Price specified in Section
                                                                         -------
               2.1  hereof  (less  commissions  and  all  fees  and  expenses of
               ---
               Purchaser  counsel).

                    (e)  No Injunction. No Governmental Body or any other Person
                         -------------
               shall have issued an Order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby including, but not limited to, the, Acquisition nor shall any such Order be threatened or pending.

                    (f)  Closing  Documents  Provided  By Purchaser. The Company
                         ------------------------------------------
               shall  have  received  the  following:

                         (i)  this  Agreement  duly  executed  by the Purchaser;

                         (ii) the Registration Rights Agreement duly executed by
                    the  Purchaser.

                         (iii)  the Security Agreement executed by the Purchaser

               8.3  Post  Closing  Obligations.  Following  the  Closing  Date:
                    --------------------------
                         (i) the Company shall file all necessary documents in accordance with their obligations under the Security Agreement;

                         (ii) Purchaser Counsel shall file all post closing Blue
                    Sky  filings  in  the  necessary  jurisdictions.

          9.  MISCELLANEOUS.

               9.1  Certain  Definitions.
                    --------------------

               "ACTION"  shall have the meaning ascribed to such term in Section
                ------
          4.20.

               "AFFILIATE"  of  any  Person  means  any  Person that directly or
               ----------
          indirectly controls, or is under control with, or is controlled by, such Person. As used in this definition, "CONTROL" (including with its
                                                    -------
          correlative  meanings, "CONTROLLED BY" and "UNDER CONTROL WITH") shall
                                  -------------       ------------------
          mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

               "BUSINESS  DAY" means any day except Saturday, Sunday and any day
                -------------
          which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

               "CLOSING" means the closing of the purchase and sale of the Notes
                -------
          and  the  Warrants  pursuant  to Section 3.1 on September 26, 2006, or
                                           -----------
          such  other  date  as  mutually  agreed  to  by  the  parties.

               "CLOSING  DATE"  means  the  date  of  the  Closing.
                -------------

               "CODE"  means  the Internal Revenue Code of 1986, as amended, and
                ----
          the  rules  and  regulations  promulgated  thereunder.

               "COMMISSION"  means  the  Securities  and  Exchange  Commission.
                ----------

               "COMMON STOCK" means the shares of common stock, par value $0.001
                ------------
          per  share,  of  the  Company.

               "COMPANY  COUNSEL"  means  David  M.  Loev,  Esq.
                ----------------

               "CONTRACT"  means any contract, agreement, indenture, note, bond,
                --------
          loan, instrument, lease, conditional sales contract, mortgage, license, franchise, insurance policy, commitment or other arrangement or agreement, whether written or oral.

               "CONVERSION  SHARES"  means  all  shares of Common Stock issuable
                ------------------
          upon  conversion  of  the  Notes.

               "EMPLOYEE"  means any current employee, office consultant, agent,
                --------
          officer  or  director  of  the  Company.

               "EXCHANGE  ACT"  means  the  Securities  Exchange Act of 1934, as
                -------------
          amended.

               "EXHIBITS"  shall mean the following exhibits attached hereto and
                --------
          made  a  part  of  this  Agreement:

               Exhibit  A  -  Registration  Rights  Agreement
               ----------
               Exhibit  B  -  Form  of  Warrants
               ----------
               Exhibit  C  -  Form  of  Note
               ----------
               Exhibit  D  -  Security  Agreement
               ----------

               "GOVERNMENTAL  BODY"  means  any  government  or  governmental or
                ------------------
          regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

               "LAW"  means  any federal, state, local or foreign law (including
                ----
          law), statute, code, ordinance, rule, regulation or other requirement or guideline.

               "LEGAL PROCEEDING" means any judicial, administrative or arbitral
                ----------------
          actions, suits, proceedings (public or private), claims or governmental proceedings.

               "LIEN"  means  any  mortgage,  pledge,  security  interest,
                ----
          encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code (or similar laws) of any jurisdiction and including any lien or charge arising by statute or other law.

               "MATERIAL  ADVERSE  CHANGE"  means any material adverse change in
                -------------------------
          the business, assets, liabilities, prospects, properties, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

               "MATERIAL  ADVERSE  EFFECT"  means  any  event,  circumstance,
                -------------------------
          condition, fact, effect, or other matter which has had or could reasonably be expected to have a material adverse effect (i) on the business, assets, liabilities, prospects, properties, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or (ii) on the ability of the Company or its Subsidiaries to perform on a timely basis any material obligation under this Agreement or to consummate the transactions contemplated hereby.

               "NOTES"  shall  have the meaning ascribed to such term in Section
                -----
          1.1.

               "ORDER"  means  any  order, injunction, judgment, decree, ruling,
                -----
          writ,  assessment  or  arbitration  award.

               "PERMITS"  means  any  approvals,  authorizations,  consents,
                -------
          licenses,  permits  or  certificates  by  or of any Governmental Body.

               "PERSON"  means  any  individual, corporation, partnership, firm,
                ------
          joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

               "REGISTRATION  STATEMENT"  means a registration statement meeting
                -----------------------
          the requirements set forth in the Registration Rights Agreement and covering, among other items, the resale by the Purchaser of the Underlying Shares.

               "REGISTRATION  RIGHTS  AGREEMENT"  means  the Registration Rights
                -------------------------------
          Agreement, dated as of the date of this Agreement, among the Company and the Purchaser, in the form of EXHIBIT A hereto.
                                                   ----------

               "RULE  144" means Rule 144 promulgated by the Commission pursuant
                ---------
          to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

               "SEC  REPORTS"  shall  have  the meaning ascribed to such term in
                ------------
          Section  4.9.
          ------------

               "SECURITIES ACT" means the Securities Act of 1933, as amended, or
                --------------
          any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

               "SUBSIDIARY"  shall  have  the  meaning  ascribed to such term in
                ----------
          Section  4.4.
          ------------

               "TAXES"  means any federal, state, local or foreign income, gross
                -----
          receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, share capital, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value-added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

               "TRADING DAY" means (a) a day on which the Common Stock is traded
                -----------
          on a Trading Market, or (b) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau

          Incorporated (or any similar organization or agency succeeding to its functions of reporting price); provided, that in the event that the Common Stock is not listed or quoted as set forth in (a), and (b) hereof, then Trading Day shall mean a Business Day;

               "TRADING  MARKET"  means  the  following  markets or exchanges on
                ---------------
          which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

               "WARRANT  SHARES"  means all shares of Common Stock issuable upon
                ---------------
          exercise  of  the  Warrants.

               "WARRANTS"  shall  have  the  meaning  ascribed  to  such term in
                --------
          Section  1.1.
          ------------

               9.2  Further  Assurances.  The Company and the Purchaser agree to
                    -------------------
          execute and deliver such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

               9.3  Entire  Agreement;  Amendments  and  Waivers. This Agreement
                    --------------------------------------------
          (including the schedules and exhibits hereto) represents the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

               9.4  Construction.  The headings herein are for convenience only,
                    ------------
          do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               9.5  Successors and Assigns. This Agreement shall be binding upon
                    ----------------------
          and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser, however, may assign any or all of its Securities and/or rights under any of the Transaction Documents to any Person, provided such transferee agrees in writing to be bound, with respect to the transferred Securities and otherwise, by the provisions hereof that apply to the "Purchaser."

               9.6  No Third-Party Beneficiaries. This Agreement is intended for
                    ----------------------------
          the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

               9.7  Governing  Law.  This  Agreement  shall  be  governed by and
                    --------------
          construed exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in
                                                                              --
          personam  jurisdiction  of the federal and state courts located in the
          --------
          City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with
                                                   -----------
          respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable legal fees and expenses.

               9.8  Headings; Interpretive Matters. The section headings of this
                    ------------------------------
          Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement. No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

               9.9  Confidentiality.  Each  party hereto covenants and agrees to
                    ---------------
          treat  any  non-public  information  provided  to  it  by  the Company concerning  the  business  and  finances  of  the  Company ("CORPORATE
                                                                       ---------
          INFORMATION") as confidential and agrees further that it will not use,
          -----------
          exploit, reproduce, disclose or provide Corporate Information to any third-party (other than any agents of the parties who are bound by substantially similar obligations of confidentiality) on its own behalf or otherwise, except with the consent of the Company or as required by law, legal process or any federal or state regulatory body having jurisdiction over such party. The provisions of this Section
                                                                         -------
          9.9  shall  not  apply  to  any  information  which:
          ---

                    (a) was within the public domain prior to the time of disclosure of Corporate Information to the receiving party or which comes into the public domain other than as a result of a breach by the party of this Section 9.9;
                                                 ------------

                    (b) was rightfully acquired by the receiving party from a third party without, to the knowledge of the receiving party, any restriction or any obligation of confidentiality; or

                    (c) was independently developed by the receiving party without any use or reference to the Corporate Information.

               The  provisions of this Section 9.9 shall survive the termination
                                       -----------
          of this Agreement, either in whole or as to any party, for a period of two (2) years.

               9.10  Notices.  Any  and  all  notices or other communications or
                     -------
          deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on (a) the next Business Day, if sent by U.S. nationally recognized overnight courier service, or (b) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications to the Company shall be as set forth below and for each Purchaser shall be as set forth on the signature pages attached hereto.

     If  to  the  Company:

     XA,  Inc.
     875  North  Michigan  Avenue,  Suite  2626,
     Chicago,  IL  60611
     Attention:  Joseph  Wagner,  President
     Telephone:  312-397-9100

     With  a  copy  to:

     David  M.  Loev
     Attorney  at  Law
     2777  Allen  Parkway,  Suite  1000
     Houston,  Texas  77019
     Telephone:  713-524-4110

     If  to  the  Purchaser:

     _____________________________
     _____________________________
     _____________________________
     _____________________________
     Telephone:  ______________

     With  a  copy  to:

     _____________________________
     _____________________________
     _____________________________
     _____________________________
     Telephone: ______________

     All notices are effective upon receipt or upon refusal if properly delivered.

               9.11  Severability. If any provision of this Agreement is invalid
                     ------------
          or unenforceable, the balance of this Agreement shall remain in effect.

               9.12  Binding Effect; Assignment. This Agreement shall be binding
                     --------------------------
          upon and insure to the benefit of the parties and their respective successors and permitted assigns. No assignment of this Agreement or of any rights or obligations hereunder may be made by the Company or the Purchaser (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void.

               9.13  Counterparts. This Agreement may be executed simultaneously
                     ------------
          in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               9.14  Incorporation  by  Reference; Breach of Security Agreement.
                     ----------------------------------------------------------
          Any default and/or breach of the Security Agreement shall be considered a breach and/or default of this Agreement. All covenants, agreements and obligations of the Company in the Security Agreement shall be expressly incorporated by reference herein as if made directly herein and shall survive termination of this Agreement.


            [The rest of this page has been intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed or have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                      XA,  INC.



                                      By: /s/ Joseph Wagner
                                         -----------------------------------
                                             Joseph  Wagner
                                             Chief  Executive  Officer

           PURCHASER'S SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT





By:/s/ G. Chris Andersen
   -----------------------------------
     Name:
     Title:

1050 Fifth Ave. 8-F New York NY 10028
--------------------------------------
Address

212-842-1540
--------------------------------------
Facsimile Number

$100,000
-------------------------------------
Amount Invested

                                  SCHEDULE 1.1
                                  ------------
                                    PURCHASER


             NAME AND ADDRESS     PRINCIPAL NOTE       WARRANT SHARES
            OF EACH PURCHASER     AMOUNT PURCHASED     TO BE RECEIVED
            -----------------     ----------------     --------------

            G. Chris Andersen        $100,000              15,000
           1050 Fifth Ave. 8-F
            New York, NY 10028